Employee Pension and Profit Sharing Plans - Accumulated Benefit Obligation In Excess of Plan Assets (Detail) (Pension Plans, USD $) In Thousands, unless otherwise specified	Sep. 27, 2013	Sep. 28, 2012
Pension Plans
Defined Benefit Plan Disclosure [Line Items]
Projected benefit obligation	$ 166,798	$ 302,072
Accumulated benefit obligation	160,798	274,701
Fair value of plan assets	$ 131,392	$ 217,044